Exhibit 10.1

One Jake Brown Road, Old Bridge NJ 08857 Phone: 732-679-4000 | Fax: 732-679-4353 www.blondertongue.com | www.rldrake.com

September 20, 2018

Sent by UPS

Jake Brown Rd, LLC

c/o Saadia Group

1 West 34th Street, 11th Floor

New York, NY 10001

Attention: Jack Saadia

RE:	Extension of Due Diligence Period

Agreement of Sale dated August , 2018 between Blonder Tongue

Laboratories, Inc. as “Seller” and Jake Brown Rd, LLC as “Buyer”

Property: One Jake Brown Road, Old Bridge, NJ

Dear Mr. Saadia:

This confirms that the expiration date of the Due Diligence Period defined in the above referenced Agreement of Sale has been extended by mutual agreement of the parties until the close of business on Thursday, October 4, 2018.

Sincerely yours,

/s/ Eric S. Skolnik
Eric S. Skolnik
Senior Vice President / Chief Financial Officer

cc (via UPS):	Montgomery McCracken Walker & Rhoads
437 Madison Avenue, New York, NY 10022
Attention: Jeffrey Dayon, Esq.

© Blonder Tongue Laboratories, Inc. | (800) 523-6049 | www.blondertongue.com © R.L. Drake Holdings, LLC | (800) 777-8876 | www.rldrake.com